Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of 26, 2016, in entered into by and among American Renal Associates Holdings, Inc. (f/k/a C.P. Atlas Holdings, Inc.), a Delaware corporation (“Holdings”), Centerbridge Capital Partners, L.P., a Delaware limited partnership (“Centerbridge”), Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership (“Centerbridge SBS”), and Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership (“Centerbridge Strategic” and, collectively with Centerbridge and Centerbridge SBS, the “Centerbridge Stockholders”).

WHEREAS, Holdings and the Centerbridge Stockholders are parties to that certain Amended and Restated Registration Rights Agreement dated as of May 7, 2010 (the “Registration Rights Agreement”), by and among Holdings, the Centerbridge Stockholders, and the other holders of Shares party thereto;

WHEREAS, the Company is currently contemplating an underwritten initial public offering (an “IPO”) of Shares; and

WHEREAS, in connection with, and effective upon, the date of completion of the IPO (the “Effective Time”) and pursuant to Section 7.5 of the Registration Rights Agreement, Holdings and the Centerbridge Stockholders desire to amend the Registration Rights Agreement in the manner set forth in Section 2 hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1.                   Defined Terms.                                     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

Section 2.                   Amendment to the Agreement.

(a)                                 The term “Qualified Public Offering” in Article I of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

““Qualified Public Offering” means a firm commitment underwritten offering to the public pursuant to a registration statement in which the Shares are accepted for listing on a Recognized Exchange.”

(b)                                 The term “Shares” in Article I of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

““Shares” means shares of the common stock, par value $0.01 per share, of Holdings. Shares held by a Stockholder which do not bear a Securities Act restrictive legend, which Shares may be resold without restriction by such Stockholder under Rule 144 under the Securities Act, will not be considered Shares for purposes of this Agreement.”

Section 3.                   Effect of Agreement.  This Agreement shall apply and be effective only with respect to the provisions of the Registration Rights Agreement specifically referred to herein. Except as expressly provided herein, this Agreement shall not constitute a waiver or amendment of any term or condition of the Registration Rights Agreement and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Upon the execution hereof, this Amendment and the Registration Rights Agreement shall constitute one agreement.

Section 4.                   Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 5.                   Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile or pdf, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 6.                   Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

Section 7.                   Entire Agreement. This Agreement, together with the Registration Rights Agreement, contains the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes any prior agreements or understandings.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the day and year first above written.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

By:	/s/ Joseph A. Carlucci
Name: Joseph A. Carlucci
Title: CEO

[Signature Page to Amendment No. 1 to Amended and Restated Registration Rights Agreement]

CENTERBRIDGE STOCKHOLDERS

CENTERBRIDGE CAPITAL PARTNERS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Registration Rights Agreement]